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                                                                   Exhibit 10.35
                                                                       DRAFT

               LIBERTY FINANCIAL COMPANIES, INC. AND SUBSIDIARIES
             NON-COMMISSIONED EMPLOYEE SEVERANCE AND RETENTION PLAN

      The Company hereby adopts the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan for the benefit of certain employees of the Company and its Affiliates, on the terms and conditions hereinafter stated. All capitalized terms used herein are defined in
Section 1 hereof.

1. DEFINITIONS. As hereinafter used:

      1.1 "Affiliate" shall have the meaning set forth in Rule 12b-2 under
Section 12 of the Exchange Act.

      1.2 "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

      1.3 "Board" means the Board of Directors of the Company.

      1.4 "Cause" means (i) the willful and continued failure by a Covered Employee to substantially perform the Covered Employee's duties with the Employer (other than any such failure resulting from the Covered Employee's incapacity due to physical or mental illness), or (ii) the willful engaging by a Covered Employee in conduct which is demonstrably injurious in a material extent to the Company or any of its Affiliates, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on a Covered Employee's part shall be deemed "willful" unless done, or omitted to be done, by the Covered Employee not in good faith or without reasonable belief that the Covered Employee's act, or failure to act, was in the best interest of the Company.

      1.5 A "Change in Control" shall be deemed to have occurred if any of the events set forth in the following paragraphs shall have occurred:

            (a) any Person becomes the Beneficial Owner (except in connection with a transaction described in paragraph (2) below), directly or indirectly, of
(i) securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding Voting Securities or (ii) assets of the Company comprising 50% or more of such assets;


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            (b) the consummation of any merger or consolidation or similar business transaction of the Company (or any direct or indirect subsidiary of the Company) with any other corporation or other entity in which the holders of the Company's outstanding Voting Securities immediately prior to such transaction no longer hold (in combination with the ownership of any trustee or other fiduciary holding securities under any employee benefit plan of the Company) at least 50% of the outstanding Voting Securities of the Company, the surviving entity or any parent thereof immediately after such transaction; or

            (c) any Person becomes the Beneficial Owner (except in connection with a transaction described in paragraphs (1) and (2) above), directly or indirectly, of assets of the Company comprising of all or substantially all of the Company's annuity or asset management business (as determined by the Board in its discretion); provided, however, that such event will result in a "Change in Control" only with respect to a Covered Employee the assets of whose Employer are transferred in connection with the transaction described in this paragraph
(3).

      1.6 "Change in Control Price" means the cash value of a share of the Company's common stock on the date of a Change in Control, as reasonably determined by the Plan Administrator.

      1.7 "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

      1.8 "Company" means Liberty Financial Companies, Inc. or any successors thereto.

      1.9 "Covered Employee" means any employee who is a Tier 1, Tier 2, Tier 3, Tier 4, Tier 5, Tier 6, Tier 7 or Tier 8 Employee and who is in good standing (not on probation). A Covered Employee becomes a "Severed Employee" once he or she incurs a Severance.

      1.10 "Date of Hire" means the earlier of the date a Covered Employee commences employment with the Employer or a Covered Employee's adjusted service date designated in the Company's records.

      1.11 "Employer" means the Company or any of its Affiliates (or any successor Person following a Change in Control) which is an employer of a Covered Employee.

      1.12 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.


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      1.13 "Excise Tax" shall have the meaning ascribed to such term in Section
6 hereof.

      1.14 "Good Reason" in respect to a Tier 7 or Tier 8 Employee means, the occurrence, on or after the date of a Change in Control and without the affected Covered Employee's written consent (which the Covered Employee may withhold in his or her sole discretion), of (i) the assignment to the Covered Employee of duties in the aggregate that are materially different with the Covered Employee's level of responsibility either as of November 1, 2000 or immediately prior to the date of the Change in Control or any material reduction in the nature or status of the Covered Employee's responsibilities from those in effect either as of November 1, 2000 or immediately prior to the date of the Change in Control; provided, however, that the mere fact of a Covered Employee ceasing to be an officer of a public company shall not constitute a material reduction in the nature or status of such Covered Employee's responsibilities; (ii) a material reduction by the Employer in the Covered Employee's annual base salary or annual incentive compensation opportunity (based upon factors reasonably within the management control and influence of such Covered Employee) from that in effect immediately prior to the Change in Control; or (iii) the relocation of the Covered Employee's principal place of employment to a location more than fifty (50) miles from the Covered Employee's principal place of employment immediately prior to the date of the Change in Control. "Good Reason" in respect of a Tier 1, Tier 2, Tier 3, Tier 4, Tier 5 or Tier 6 Employee means, the occurrence, on after the date of a Change in Control and without the Covered Employee's written consent, of (i) a material reduction by the Employer in the Covered Employee's total annual pay (including the variable pay target) from that in effect immediately prior to the Change in Control or (ii) the relocation of the Covered Employee's principal place of employment to a location more than fifty (50) miles from the Covered Employee's principal place of employment immediately prior to the date of the Change in Control.

      1.15 "Gross-Up Payment" shall have the meaning ascribed to such term in
Section 6 hereof.

      1.16 "In-The-Money Amount" shall have the meaning ascribed to such term in
Section 4.1(2) hereof.

      1.17 "Maximum Retention Bonus" shall mean a cash amount equal to the following with respect to a Tier 1, Tier 2, Tier 3, Tier 4, Tier 5, Tier 6, Tier 7 or Tier 8 Employee:

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Tier 8 Employee                 Two times his or her Target Bonus.
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Tier 7 Employee                 His or her annual base salary rate.
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Tier 5 or Tier 6 Employee       The greater of (i) two times his or her Target
                                Bonus or (ii) nine months of his or her annual base salary rate; provided, however, that with respect to a New Covered Employee, such amount shall be equal to the product of (i) 75% and
                                (ii) one month of his or her annual base salary rate for each Month of Service (subject to a maximum of nine months of his or her annual base salary rate).
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Tier 3 or Tier 4 Employee       Nine months of his or her annual base salary
                                rate; provided, however, that with respect to a New Covered Employee, such amount shall be equal to the product of (i) 75% and (ii) one month of his or her annual base salary rate for each Month of Service (subject to a maximum of nine months of his or her annual base salary rate).
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Tier 2 Employee                 Six months of his or her annual base salary
                                rate; provided, however, that with respect to a New Covered Employee, such amount shall be equal to the greater of (i) one month of his or her annual base salary rate for each Month of Service (subject to a maximum of six months of his or her annual base salary rate) or (ii) one month of his or her annual base salary rate.
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Tier 1 Employee                 Four months of his or her annual base salary
                                rate; provided, however, that with respect to a New Covered Employee, such amount shall be equal to the greater of (i) one month of his or her annual base salary rate for each Month of Service (subject to a maximum of four months of his or her annual base salary rate) or (ii) one month of his or her annual base salary rate.
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      For purposes of this Section 1.17, "annual base salary rate" shall be determined immediately prior to a Change in Control.

      1.18 "Minimum Retention Bonus" shall mean a cash amount equal to the following with respect to a Tier 3, Tier 4, Tier 5, Tier 6, Tier 7 or Tier 8
Employee:


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Tier 8 Employee                 His or her Target Bonus.
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Tier 7 Employee                 Six months of his or her annual base salary
                                rate.
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Tier 5 or Tier 6 Employee       The greater of (i) his or her Target Bonus or
                                (ii) six months of his or her annual base
                                salary rate; provided, however, that with
                                respect to a New Covered Employee, such amount shall be equal to four months of his or her annual base salary rate.
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Tier 3 or Tier 4 Employee       Six months of his or her annual base salary
                                rate; provided, however, that with respect to a New Covered Employee, such amount shall be equal to two months of his or her annual base salary rate.
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      For purposes of this Section 1.18, "annual base salary rate" shall be determined immediately prior to a Change in Control.

      1.19 "Month of Service" means each full month during which a New Covered Employee has been employed by the Employer; provided, however, that a New Covered Employee whose Date of Hire occurs on or before the 14th day of the month in which the Date of Hire occurs shall be credited with a Month of Service for such month; provided, further, that in the event the date of a Change in Control occurs on or after the 15th day of the month during which a Change in Control occurs, a New Covered Employee who is then employed by the Employer shall be credited with a Month of Service for such month.

      1.20 "New Covered Employee" means any Tier 1, Tier 2, Tier 3, Tier 4 or Tier 5 Employee who commences employment with the Employer following November 6, 2000 and who is designated as a New Covered Employee in his or her offer of employment; provided, however, that any Tier 1, Tier 2, Tier 3, Tier 4 or Tier 5 Employee who is designated as a Covered Employee in his or her offer of employment shall not be a New Covered Employee; provided, further, that a New Covered Employee shall be treated the same as a Covered Employee for purposes of the Plan except where different treatment is specifically stated in the Plan.

      1.21 "Notice Period" shall have the meaning ascribed to such term in
Section 2.4 hereof.

      1.22 "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

      1.23 "Plan" means this Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan, as set forth herein, as it may be amended from time to time in accordance with Section 8 hereof.

      1.24 "Plan Administrator" means the Compensation Committee of the Board or one or more successors appointed by the Board.


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      1.25 A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

            (a) the Company or any of its stockholders enter into an agreement, the consummation of which would result in the occurrence of a Change in Control; or

            (b) the Board adopts a resolution to the effect that a Potential Change in Control has occurred.

      1.26 "Prorated Retention Bonus" shall have the meaning ascribed to such term in Section 3.1(1) hereof.

      1.27 "Replacement Option" shall have the meaning ascribed to such term in
Section 4.1(1) hereof.

      1.28 "Restricted Stock Agreement" means a restricted stock agreement between a Covered Employee and the Company pursuant to which the Covered Employee was granted shares of the Company's common stock that are subject to restrictions on transfer.

      1.29 "Restricted Period" shall have the meaning set forth in a Covered Employee's Restricted Stock Agreement.

      1.30 "Restricted Stock Target Price" means that price per share of the Company's common stock stipulated in a Covered Employee's Restricted Stock Agreement at which such shares must trade for a period of ten consecutive trading days after the expiration of the applicable two year waiting period set forth in such Covered Employee's Restricted Stock Agreement as a condition precedent to the expiration of the Restricted Period.

      1.31 "Retirement" means a termination of a Covered Employee's employment with the Employer within or after the calendar year the Covered Employee attains age sixty (60).

      1.32 "Second Payment Date" means a date six months immediately following a Change in Control.

      1.33 "Severance" means the termination of a Covered Employee's employment with the Employer (or, if applicable, a successor to the Employer) on or within eighteen (18) months following the date of the Change in Control, (i) by the


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Employer (or, if applicable, a successor to the Employer) other than for Cause, or (ii) by the Covered Employee for Good Reason. A Covered Employee will not be considered to have incurred a Severance (i) if his or her employment is discontinued by reason of the Covered Employee's death or a physical or mental condition causing such Covered Employee's inability to substantially perform his or her duties with the Employer, including, without limitation, such condition entitling him or her to benefits under any sick pay or disability income policy or program of the Employer; provided, however, that a Covered Employee who is entitled to short-term disability benefits may incur a Severance of such Covered Employee's employment in accordance with this Section 1.33 or (ii) by reason of the divestiture of a facility, sale of a business or business unit, or the outsourcing of a business activity with which the Covered Employee is affiliated (including, but not limited to, a sale of the Company's annuity or asset management business that results in a Change in Control pursuant to Section 1.5(3) hereof) if the Covered Employee is offered employment by the entity which acquires such facility, business or business unit or which succeeds to such outsourced business activity (subject to such Covered Employee's right to terminate his or her employment for Good Reason), in which case such acquiring entity shall be treated as the Employer of such Covered Employee for all purposes under the Plan.

      1.34 "Severance Date" means the date on or after the date of the Change in Control on which a Covered Employee incurs a Severance.

      1.35 "Severance Pay"shall mean a cash payment from the Company equal to the greater of (i) any severance pay due under the Employer's existing severance guidelines based upon a Covered Employee's Date of Hire or (ii) the following with respect to a Tier 1, Tier 2, Tier 3, Tier 4, Tier 5, Tier 6, Tier 7 or Tier 8 Employee:

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Tier 8 Employee                 The sum of (i) two times his or her annual base
                                salary rate, plus (ii) his or her Target Bonus.
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Tier 6 or Tier 7 Employee       The sum of (i) his or her annual base salary
                                rate, plus (ii) his or her Target Bonus.
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Tier 2, Tier 3, Tier 4 or Tier  His or her annual base salary rate; provided,
5 Employee                      however, that with respect to a New Covered
                                Employee, such amount shall be equal to the
                                greater of (i) one month of his or her annual
                                base salary rate for each Month of Service
                                (subject to a maximum of his or her annual base
                                salary rate) or (ii) two months of his or her
                                annual base salary rate.
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Tier 1 Employee                 Six months of his or her annual base salary
                                rate; provided, however, that with respect to a
                                New Covered Employee, such amount shall be
                                equal to the greater of (i) one month of his or
                                her annual base salary rate for each Month of
                                Service (subject to a maximum of six months of
                                his or her annual base salary rate) or (ii) one
                                month of his or her annual base salary rate.
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      For purposes of this Section 1.35, "annual base salary rate" shall be determined immediately prior to the Severance (without regard to any reductions therein which constitute Good Reason).

      1.36 "Target Bonus" means the Covered Employee's target annual incentive bonus in effect on the date immediately prior to the Change in Control or, in the event a Change in Control does not occur prior to November 1, 2001, the Covered Employee's target annual incentive bonus in effect on October 31, 2001.

      1.37 "Tier 1 Employee" means any employee of the Employer selected by the Plan Administrator to participate in the Plan and who is designated in the Company's records as a Tier 1 Participant.

      1.38 "Tier 2 Employee" means any employee of the Employer selected by the Plan Administrator to participate in the Plan and who is designated in the Company's records as a Tier 2 Participant.

      1.39 "Tier 3 Employee" means any employee of the Employer selected by the Plan Administrator to participate in the Plan and who is designated in the Company's records as a Tier 3 Participant.


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      1.40 "Tier 4 Employee" means any employee of the Employer selected by the
Plan Administrator to participate in the Plan and who is designated in the Company's records as a Tier 4 Participant.

      1.41 "Tier 5 Employee" means any employee of the Employer selected by the Plan Administrator to participate in the Plan and who is designated in the Company's records as a Tier 5 Participant.

      1.42 "Tier 6 Employee" means any employee of the Employer selected by the Plan Administrator to participate in the Plan and who is designated in the Company's records as a Tier 6 Participant.

      1.43 "Tier 7 Employee" means any employee of the Employer selected by the Plan Administrator to participate in the Plan and who is designated in the Company's records as a Tier 7 Participant.

      1.44 "Tier 8 Employee" means any employee of the Employer selected by the Plan Administrator to participate in the Plan and who is designated in the Company's records as a Tier 8 Participant.

      1.45 "Total Payments" shall have the meaning ascribed to such term in
Section 6 hereof.

      1.46 "Voting Securities" means voting securities entitled to be voted generally in the election of directors.

2. SEVERANCE BENEFITS.

      2.1 Each Covered Employee who incurs a Severance shall be entitled, subject to Section 2.5 hereof, to receive Severance Pay. Severance Pay shall be paid to a Severed Employee in a cash lump sum, as soon as practicable following the Severance Date, but in no event later than thirty (30) days immediately following the expiration of the revocation period, if any, applicable to such Severed Employee's Nonsolicitation/Waiver and Release of Claims Agreement, described in Section 2.5.

      2.2 The Company shall provide each Severed Employee with outplacement services in accordance with the Company's past policy and practice for a period of up to twelve (12) months.

      2.3 The coverage period for purposes of the group health continuation requirements of section 4980B of the Code shall commence on a Severed Employee's Severance Date. The Company shall waive any premium payments


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otherwise required of a Severed Employee in connection with such continuation coverage with respect to the period beginning on each such Severed Employee's Severance Date and continuing thereafter for the period with respect to which such Severed Employee is entitled to Severance Pay in accordance with Section
1.35 hereof (subject to a maximum period of eighteen (18) months); provided, however, that during such period, each such Severed Employee shall continue to pay to the Company the employee portion of any premium payments at active employee rates (which may be changed by the Company).

      2.4 If an Employer is obligated by law or by contract to pay severance pay, a termination indemnity, notice pay, or the like to a Covered Employee, or if an Employer is obligated by law to provide advance notice of separation (not including any notice period that relates to obligations of an Employer which arise under the Worker Adjustment Retraining Notification Act, 29 U.S.C. Section 2101, et seq.) ("Notice Period") to a Covered Employee, then any Severance Pay hereunder to such Covered Employee shall be reduced by the amount of any such severance pay, termination indemnity, notice pay or the like, as applicable, and by the amount of any compensation received during any Notice Period. Any Severance Pay hereunder shall be reduced, on a dollar for dollar basis, by any severance payment made by the Company, any subsidiary of the Company, the Employer or successor Employer to the Covered Employee pursuant to any other severance plan, program, policy or arrangement.

      2.5 No Severed Employee shall be eligible to receive Severance Pay or other benefits under the Plan unless he or she first executes a Nonsolicitation/ Waiver and Release of Claims Agreement substantially in the form attached hereto as Schedule A (or, if the Severed Employee is not a United States employee, a similar agreement which is in accordance with the applicable laws of the relevant jurisdiction).

      2.6 Notwithstanding the foregoing, any individual who is designated on Exhibit A hereto will not be entitled to any benefits under this Section 2.

3. RETENTION BONUS.

      3.1 Payment of Retention Bonus. A Covered Employee's Retention Bonus shall be paid by the Company to the Covered Employee as follows:

            (a) In the event a Change in Control occurs during the period beginning on November 1, 2000 and ending on October 31, 2001, a Tier 3, Tier 4,

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Tier 5, Tier 6, Tier 7 or Tier 8 Employee who is employed by the Employer on the date of a Change in Control shall be entitled to receive from the Company an amount equal to the greater of (A) such Covered Employee's Minimum Retention Bonus or (B) the product of (i) such Covered Employee's Maximum Retention Bonus multiplied by (ii) a fraction, the numerator of which shall the number of full months from November 1, 2000 to the date of a Change in Control and the denominator of which shall be twelve (12) (such greater amount, the "Prorated Retention Bonus"); provided, however, that in the event the date of a Change in Control occurs on or after the 15th day of the month during which a Change in Control occurs, the month during which a Change in Control occurs shall be deemed to be a full month for purposes of determining the number of full months to be included in the numerator of such fraction. Fifty percent (50%) of such Covered Employee's Prorated Retention Bonus shall be paid by the Company to the Covered Employee as soon as practicable, but no later than thirty (30) days, following the date of a Change in Control. The remaining fifty percent (50%) of such Covered Employee's Prorated Retention Bonus shall be paid by the Company to the Covered Employee as soon as practicable, but no later than thirty (30) days following, the Second Payment Date if the Covered Employee is then employed by the Employer. If such Covered Employee's employment is terminated prior to the Second Payment Date by the Employer without Cause, by the Covered Employee for Good Reason or due to the Covered Employee's death, Disability or Retirement, the remaining fifty percent (50%) of the Covered Employee's Prorated Retention Bonus shall be paid by the Company as soon as practicable, but no later than thirty (30) days, following the date of such termination. If such Covered Employee's employment is terminated prior to the Second Payment Date for any other reason, the remaining fifty percent (50%) of the Covered Employee's Prorated Retention Bonus shall be forfeited.

            (b) In the event a Change in Control occurs during the period beginning on November 1, 2000 and ending on October 31, 2001, a Tier 1 or Tier 2 Employee who is employed by the Employer on the date of a Change in Control shall be entitled to receive from the Company an amount equal to such Covered Employee's Maximum Retention Bonus. Fifty percent (50%) of such Covered Employee's Maximum Retention Bonus shall be paid by the Company to the Covered Employee as soon as practicable, but no later than thirty (30) days, following the date of a Change in Control. The remaining fifty percent (50%) of such Covered Employee's Maximum Retention Bonus shall be paid by the Company to the Covered Employee as soon as practicable, but no later than thirty (30) days following, the Second Payment Date if the Covered Employee is then employed by the Employer. If such Covered Employee's employment is terminated prior to the Second Payment Date by the Employer without Cause, by the Covered Employee for Good Reason or due to the Covered Employee's death, Disability or Retirement, the remaining fifty percent (50%) of the Covered Employee's Maximum Retention Bonus shall be paid by the Company as soon as practicable, but no later than thirty (30) days, following the date of such termination. If such Covered Employee's employment is terminated prior to the Second Payment Date for any other reason, the remaining fifty


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percent (50%) of the Covered Employee's Maximum Retention Bonus shall be forfeited.

            (c) In the event a Change in Control does not occur prior to November 1, 2001, a Tier 3, Tier 4, Tier 5, Tier 6, Tier 7 or Tier 8 Employee who is employed by the Employer on November 1, 2001 shall be entitled to receive from the Company an amount equal to such Covered Employee's Maximum Retention Bonus. Fifty percent (50%) of such Covered Employee's Maximum Retention Bonus shall be paid by the Company to the Covered Employee as soon as practicable, but no later than thirty (30) days, following November 1, 2001. The remaining fifty percent (50%) of such Covered Employee's Maximum Retention Bonus shall be paid by the Company to the Covered Employee as soon as practicable, but no later than thirty (30) days following, May 1, 2002 if the Covered Employee is then employed by the Employer. If such Covered Employee's employment is terminated prior to May 1, 2002 by the Employer without Cause, by the Covered Employee for Good Reason or due to the Covered Employee's death, Disability or Retirement, the then unpaid amount of a Covered Employee's Maximum Retention Bonus shall be paid by the Company as soon as practicable, but no later than thirty (30) days, following the date of such termination. If such Covered Employee's employment is terminated prior to May 1, 2002 for any other reason, the remaining fifty percent (50%) of the Covered Employee's Maximum Retention Bonus shall be forfeited.

            (d) In the event a Change in Control does not occur prior to November 1, 2001, a Tier 1 or Tier 2 Employee who is employed by the Employer on November 1, 2001 shall be entitled to receive from the Company an amount equal to such Covered Employee's Maximum Retention Bonus. Fifty percent (50%) of such Covered Employee's Maximum Retention Bonus shall be paid by the Company to the Covered Employee as soon as practicable, but no later than thirty (30) days, following November 1, 2001. The remaining fifty percent (50%) of such Covered Employee's Maximum Retention Bonus shall be paid by the Company to the Covered Employee as soon as practicable, but no later than thirty (30) days following, May 1, 2002 if the Covered Employee is then employed by the Employer. If such Covered Employee's employment is terminated prior to May 1, 2002 by the Employer without Cause, by the Covered Employee for Good Reason or due to the Covered Employee's death, Disability or Retirement, the then unpaid amount of a Covered Employee's Maximum Retention Bonus shall be paid by the Company as soon as practicable, but no later than thirty (30) days, following the date of such termination. If such Covered Employee's employment is terminated prior to May 1, 2002 for any other reason, the


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remaining fifty percent (50%) of the Covered Employee's Maximum Retention Bonus
shall be forfeited.

      3.2 Notwithstanding the foregoing, any individual who is designated on Exhibit B hereto will not be entitled to any benefits under this Section 3.

4. STOCK OPTIONS.

      4.1 Unvested Stock Options.

            (a) Upon a Change in Control, each then outstanding unvested stock option held by a Covered Employee may be assumed by the surviving, successor or purchaser corporation or parent thereof, as the case may be, or replaced with a comparable option or right to purchase shares of the capital stock of such corporation or parent thereof (the "Replacement Option"), subject to the same terms and conditions except as set forth herein; provided, however, that such shares shall be (i) registered under Section 12 of the Exchange Act and (ii) either (A) listed on the New York Stock Exchange or (B) included in the Nasdaq Stock Market; provided, further, that each Covered Employee may elect by written notice delivered to the Company at least ten days prior to the date of a Change in Control, on a tranche by tranche basis, to have his or her unvested stock options cancelled for cash in accordance with Section 4.1(2) hereof. Fifty percent (50%), on a tranche by tranche basis, of a Covered Employee's outstanding Replacement Options shall become fully vested immediately prior to a Change in Control. The remaining fifty percent (50%), on a tranche by tranche basis, of a Covered Employee's outstanding Replacement Options shall become fully vested on the Second Payment Date if the Covered Employee is then employed by the Employer. If a Covered Employee's employment is terminated prior to the Second Payment Date by the Employer without Cause, by the Covered Employee for Good Reason or due to the Covered Employee's death, Disability or Retirement, the remaining fifty percent (50%), on a tranche by tranche basis, of such Covered Employee's Replacement Options shall become fully vested on the date of such termination. If such Covered Employee's employment is terminated prior to the Second Payment Date for any other reason, the remaining fifty percent (50%) of the Covered Employee's Replacement Options shall be forfeited. The phrase "immediately prior to a Change in Control" in the second sentence of this
Section 4.1(1) shall be understood to mean sufficiently in advance of a Change in Control to permit the Covered Employee to take all steps reasonably necessary to deal with the shares of such stock so that such shares may be treated in the same manner, subject to the consummation of a Change in Control, as the shares of stock of other shareholders in connection with a Change in Control.

            (b) Any outstanding unvested stock option held by a Covered Employee that is not assumed or replaced in accordance with Section 4.1(1) above shall be cancelled upon a Change in Control in exchange for a cash payment from the Company equal to the difference, if any, between the Change in Control Price and the exercise price per share of such option, multiplied by the number of shares subject to such option (the "In-The-Money Amount"). Fifty percent (50%) of a Covered Employee's In-The-Money Amount shall be paid by the Company to the Covered Employee as soon as practicable, but no later than thirty (30) days, following the date of a Change in Control. The remaining fifty percent (50%) of a Covered Employee's In-The-Money-Amount shall be paid by the Company to the Covered Employee as soon as practicable, but no later than thirty (30) days, following the Second Payment Date if the Covered Employee is then employed by the Employer. If a Covered Employee's employment is terminated prior to the Second Payment Date by the Employer without Cause, by the Covered Employee for Good Reason or due to the Covered Employee's death, Disability or Retirement, the remaining fifty percent (50%) of such Covered Employee's In-The-Money Amount shall be paid by the Company as soon as practicable, but no later than thirty
(30) days, following the date of such termination. If such Covered Employee's employment is terminated prior to the Second Payment Date for any other reason, the remaining fifty percent (50%) of the Covered Employee's In-The-Money Amount shall be forfeited.

      4.2 Vested Stock Options. Upon a Change in Control, each then outstanding vested stock option held by a Covered Employee may be assumed by the surviving, successor or purchaser corporation or parent thereof, as the case may be, or replaced with a comparable option or right to purchase shares of the capital stock of such corporation or parent thereof; provided, however, that such shares shall be (i) registered under Section 12 of the Exchange Act and (ii) either (A) listed on the New York Stock Exchange or (B) included in the Nasdaq Stock Market; provided, further, that each Covered Employee may elect by written notice delivered to the Company at least ten days prior to the date of a Change in Control, on a tranche by tranche basis, to have his or her vested stock options cancelled upon a Change in Control in exchange for a cash payment from the Company equal to the difference, if any, between the Change in Control Price and the exercise price per share of such option, multiplied by the number of shares subject to such option.

5. RESTRICTED STOCK.

      If the Change in Control Price equals or exceeds the Restricted Stock Target Price applicable to an outstanding share of restricted stock held by a Covered Employee, then, immediately prior to a Change in Control, such outstanding share of restricted stock shall become fully vested and all restrictions relating to such stock shall lapse. Any then outstanding share of restricted stock of the Company held by a Covered Employee for which the Restricted Stock Target Price applicable to such share of restricted stock is less than the Change of Control Price shall be forfeited by the Covered Employee upon a Change in Control. The phrase "immediately prior to a Change in Control" in the first sentence of this Section 5 shall be understood to mean sufficiently in advance of a Change in Control to permit the Covered Employee to take all steps reasonably necessary to deal with the shares of such stock so that such shares may be treated in the same manner, subject to the consummation of a Change in Control, as the shares of stock of other shareholders in connection with a Change in Control.

6. EXCISE TAX.

      If any of the payments or benefits received or to be received by a Covered Employee in connection with the Change in Control or his or her termination of employment (whether pursuant to the terms of this Plan or any other plan, arrangement or agreement) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to any excise tax imposed under section 4999 of the Code (the "Excise Tax"), the Company shall pay to the Covered Employee an additional amount (the "Gross-Up Payment") such that the net amount retained by the Covered Employee, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments. The amount of the Gross-Up Payment, if any, shall be determined in a reasonable manner by the Plan Administrator or any person or entity designated by the Plan Administrator. The Gross-Up Payment, if any, (a) with respect to a Severed Employee, shall be paid in a cash lump sum, as soon as practicable following the Severance Date, but, in any event, not later than thirty (30) days immediately following the expiration of the revocation period, if any, applicable to such Severed Employee's release, described in Section 2.5, and, (b) with respect to any other Covered Employee, shall be paid in a cash lump sum not later than thirty (30) days immediately following the receipt of payments subject to the Excise Tax.

7. PLAN ADMINISTRATION.

      7.1 The Plan Administrator shall administer the Plan and may interpret the Plan, prescribe, amend and rescind rules and regulations under the Plan and make all other determinations necessary or advisable for the administration of the Plan, subject to all of the provisions of the Plan, including, without limitation, Sections 8 and 9.2 hereof.

      7.2 The Plan Administrator is empowered, on behalf of the Plan, to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under the Plan. The functions of any such persons engaged by the Plan Administrator shall be limited to the specified services and duties for which they are engaged, and such persons shall have no other duties, obligations or responsibilities under the Plan. Such persons shall exercise no discretionary authority or discretionary control respecting the management of the Plan. All reasonable expenses thereof shall be borne by the Company.

8. PLAN MODIFICATION OR TERMINATION.

      The Plan may be amended or terminated by the Board at any time; provided, however, that the Plan may not be amended or terminated during the pendency of or within six (6) months following a Potential Change in Control and during the eighteen (18) month period following a Change in Control.

9. GENERAL PROVISIONS.

      9.1 The Company shall pay to each Covered Employee all reasonable legal fees and expenses incurred by such Covered Employee in pursuing any claim under the Plan in which such Covered Employee prevails in any material respect.

      9.2 In the event of a claim by a Covered Employee as to the amount or timing of any distribution, such Covered Employee shall present the reason for his or her claim in writing to the Plan Administrator or its designee. The Plan Administrator shall, within sixty (60) days after receipt of such written claim, send a written notification to the Covered Employee as to its disposition. In the event the claim is wholly or partially denied, such written notification shall (a) state the specific reason or reasons for the denial, (b) make specific reference to pertinent Plan provisions on which the denial is based, (c) provide a description of any additional material or information necessary for the Covered Employee to perfect the claim and an explanation of why such material or information is necessary, and (d) set forth the procedure by which the Covered Employee may appeal the denial of his or her claim. In the event a Covered Employee wishes to appeal the denial of his or her claim, he or she may request a review of such denial by making application in writing to the Plan Administrator within sixty (60) days after receipt of such denial. Such Covered Employee (or his or her duly authorized legal representative) may, upon written request to the Plan Administrator, review any documents pertinent to his or her claim, and submit in writing, issues and comments in support of his or her position. Within sixty (60) days after receipt of a written appeal (unless special circumstances, such as the need to hold a hearing, require an extension of time, but in no event more than one hundred twenty (120) days after such receipt), the Plan Administrator shall notify the Covered Employee of the final decision. The final decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

      9.3 An Employer shall be entitled to withhold from amounts to be paid to a Covered Employee hereunder any federal, state or local withholding or other taxes or charges (or foreign equivalents of such taxes or charges) which it is from time to time required to withhold.

      9.4 Except as otherwise provided herein or by law, no right or interest of any Covered Employee under the Plan shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including without limitation by execution, levy, garnishment, attachment, pledge or in any manner; no attempted assignment or transfer thereof shall be effective; and no right or interest of any Covered Employee under the Plan shall be liable for, or subject to, any obligation or liability of such Covered Employee. When a payment is due under this Plan to a Severed Employee who is unable to care for his or her affairs, payment may be made directly to his or her legal guardian or personal representative.

      9.5 Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Covered Employee, or any person whomsoever, the right to be retained in the service of the Employer, and all Covered Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

      9.6 If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

      9.7 This Plan shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Covered Employee, present and future, and any successor to the Company or the Employer. If a Severed Employee shall die while any amount would still be payable to such Severed Employee hereunder if the Severed Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Plan to the executor, personal representative or administrators of the Severed Employee's estate.

      9.8 The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

      9.9 The Plan shall not be funded. No Covered Employee shall have any right to, or interest in, any assets of any Employer which may be applied by the Employer to the payment of benefits or other rights under this Plan.

      9.10 Any notice or other communication required or permitted pursuant to the terms hereof shall have been duly given when delivered or mailed by United States Mail, first class, postage prepaid, addressed to the intended recipient at his, her or its last known address. The address of the Plan Administrator is c/o Liberty Financial Companies, Inc., 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02110, Attention: William O'Donnell. The Plan Administrator may change such address by notice to the Covered Employees.

      9.11 This Plan shall be construed and enforced according to the laws of the Commonwealth of Massachusetts to the extent not preempted by federal law, which shall otherwise control.

                                   SCHEDULE A

             NONSOLICITATION/WAIVER AND RELEASE OF CLAIMS AGREEMENT

      YOU HAVE BEEN ADVISED TO CONSULT AN ATTORNEY PRIOR TO SIGNING THIS NONSOLICITATION/WAIVER AND RELEASE OF CLAIMS AGREEMENT (the "Agreement").

      [YOU HAVE [FORTY-FIVE] [TWENTY-ONE] DAYS AFTER RECEIVING THIS AGREEMENT TO CONSIDER WHETHER TO SIGN IT.

      AFTER SIGNING THIS AGREEMENT, YOU HAVE ANOTHER SEVEN DAYS IN WHICH TO REVOKE IT, AND IT DOES NOT TAKE EFFECT UNTIL THOSE SEVEN DAYS HAVE ENDED.](1)

      In consideration of, and subject to, the payments to be made to me by Liberty Financial Companies, Inc. (together with its subsidiaries, parent and any of their respective successors, the "Company"), pursuant to the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan (the "Plan"), which I acknowledge that I would not otherwise be entitled to receive, I hereby waive any claims I may have for employment or re-employment by the Company after the date hereof, and I further agree to and do release and forever discharge the Company and its present officers, directors, shareholders, employees and agents from any and all claims and causes of action, known or unknown, arising out of or relating to my employment with the Company or the termination thereof, including, but not limited to, wrongful discharge, breach of contract, tort, fraud, the Civil Rights Acts, [Age Discrimination in Employment Act,] Employee Retirement Income Security Act, Americans with Disabilities Act, or any other federal, state or local legislation or common law relating to employment or discrimination in employment or otherwise.

      Notwithstanding the foregoing or any other provision hereof, nothing in this Agreement shall adversely affect (i) my rights under the Plan; (ii) my rights to benefits other than severance benefits under plans, programs and arrangements of the Company; or (iii) my rights to indemnification under any indemnification agreement, applicable law and the certificates of incorporation and bylaws of the Company, and my rights under any director's and officer's liability insurance policy covering me.

----------
(1)    Square bracketed sections for employees over age 40 only.

      I hereby acknowledge and agree that, for a period of twelve months from my Severance Date (as such term is defined in the Plan), I will not, either directly or indirectly, solicit, recruit, hire or promise future employment to any employee of the Company, or solicit or encourage any employee of the Company to leave the employment of the Company.

      I acknowledge that I have signed this Agreement voluntarily, knowingly, of my own free will and without reservation or duress, and that no promises or representations, written or oral, have been made to me by any person to induce me to do so other than the promise of payment set forth in the first paragraph above and the Company's acknowledgment of my rights reserved under the second paragraph above.

      I understand that this Agreement will be deemed to be an application for benefits under the Plan, and that my entitlement thereto shall be governed by the terms and conditions of the Plan, and I expressly hereby consent to such terms and conditions.

      I acknowledge that [I have been given not less than [forty-five (45)] [twenty-one (21)] days to review and consider this Agreement, and that] I have had the opportunity to consult with an attorney or other advisor of my choice and have been advised by the Company to do so if I choose. [I may revoke this Agreement seven days or less after its execution by providing written notice to the Company.]

      Finally, I acknowledge that I have carefully read this Agreement and understand all of its terms. This is the entire Agreement between the parties and is legally binding and enforceable.

      This Agreement shall be governed and interpreted under federal law and the laws of the Commonwealth of Massachusetts.

                I knowingly and voluntarily sign this Agreement.

Date Delivered to Employee:                 [Company]

--------------------------------

Date Signed by Employee:                    By:
                                                -----------------------------

                                            Title:
--------------------------------                   --------------------------
[Seven-Day Revocation Period Ends:


--------------------------------]

Signed:                                     Date:
       -------------------------                   -------------------------

--------------------------------
  (Print Employee's Name)